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                                                                   EXHIBIT 10.21

                             DIGITAL LIGHTWAVE, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

                                   $3,000,000
                  9% SECURED BRIDGE NOTES DUE JANUARY 17, 2000
                                       AND
               WARRANTS TO PURCHASE 450,000 SHARES OF COMMON STOCK


         This NOTE PURCHASE AGREEMENT, dated as of March 31, 1999, (this "AGREEMENT") is entered into by and among DIGITAL LIGHTWAVE, INC. a Delaware corporation ("COMPANY"), with its principal executive office at 15550 Lightwave Drive, Clearwater, FL 33760, and THE PERSONS AND ENTITIES LISTED ON THE SCHEDULE OF PURCHASERS attached hereto as Schedule I (each a "PURCHASER", and collectively, the "PURCHASERS").


                                    RECITALS

         On the terms and subject to the conditions set forth herein, each Purchaser is willing to purchase from Company, and Company is willing to sell to such Purchaser, a secured note in the principal amount set forth opposite such Purchaser's name on Schedule 1 hereto.


                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. As used in this Agreement and the other Transaction Documents, the following capitalized terms have the following meanings:

         "AFFILIATE," with respect to any Person, means (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of Company.

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         "AGREEMENT" has the meaning given in the introductory paragraph hereof.

         "CHANGE OF CONTROL" shall mean either of the following circumstances
(a) if any Person (other than Dr. Bryan Zwan) or two or more Persons acting in concert shall either acquire beneficial ownership, directly or indirectly, of, or acquire by contract or otherwise, or enter into a contract or arrangement which upon consummation will result in its or their acquisition of, or control over, securities of Company (or other securities convertible into such securities) representing 40% or more of the combined voting power of all securities of Company entitled to vote in the election of directors; (b) if during any period of twelve (12) consecutive months, commencing after the date hereof, individuals who at the beginning of such twelve (12) month period were directors of Company shall cease for any reason to constitute a majority of the Board of Directors of Company unless the directors replacing such individuals were nominated by the Board of Directors of Company; or (c) Dr. Bryan Zwan shall no longer be the beneficial owner of a majority of the capital stock of the Company.

         "CLAIM" has the meaning given in Section 10.7.

         "CODE" has the meaning give in Section 3.13.

         "COLLATERAL AGENT" shall mean C.E. Unterberg, Towbin together with its permitted successor and assigns under the Security Agreement.

         "COMPANY" includes the corporation initially executing Agreement and any Person which shall succeed to or assume the obligations of Company under this Agreement and the Notes.

         "DEBT OR EQUITY OFFERING" shall mean any offering by Company or any of its subsidiaries of debt securities or Equity Securities pursuant to a registration statement or if the securities are intended to be eligible for trading under Rule 144A under the Securities Act of 1933.

         "DEFAULT RATE" shall mean the per annum rate of interest equal to the lower of (i) eighteen percent (18%) per annum, and (ii) the highest rate permitted by applicable law.

         "DEFAULT" shall mean any condition or event that with the giving of notice or the passage of time would give rise to an Event of Default.

         "DISCLOSURE SCHEDULE" shall mean the disclosure schedule attached hereto as Schedule II setting forth certain disclosures related to Borrower and the Subsidiaries. Each item set forth in the Disclosure Schedule shall set forth the Section of this Agreement to which it relates.

         "ENVIRONMENTAL LAWS" means all judgments, orders, writs, decrees, statutes, rules or regulations relating to the protection of human health or the environment, including, without limitation, (i) all judgments, orders, writs decrees, statutes, rules or regulations, pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or



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hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (ii) all judgments, orders, writs, decrees, statutes, rules or regulations pertaining to the protection of the health and safety of employees or the public.

         "ERISA" has the meaning give in Section 3.13.

         "ERISA AFFILIATE" has the meaning give in Section 3.13.

         "EMPLOYEE BENEFIT PLAN" has the meaning give in Section 3.13.

         "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "EVENT OF DEFAULT" has the meaning given in Section 8 hereof.

         "FINANCIAL STATEMENTS" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

         "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

         "HOLDER" shall mean a holder of a Note.

         "INDEBTEDNESS" shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with GAAP), (iv) all obligations with respect to capital leases, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit and similar surety instruments; (vii) the purchase price of any receivables of the Company sold or factored for working capital purposes, outstanding at any one time; and



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(viii) all guaranty obligations with respect to the types of Indebtedness listed in clauses (i) through (vii) above.

         "INDEMNIFIED PARTY" has the meaning given in Section 10.7 hereof.

         "INVESTMENT" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

         "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "MAJORITY IN INTEREST" shall mean more than 50% of the aggregate outstanding principal amount of the Notes issued pursuant to this Agreement.

         "MATERIAL ADVERSE CHANGE" shall mean any of the occurrence of any event or condition that results in a Material Adverse Effect.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Company; (b) the ability of Company to pay or perform the Obligations in accordance with the terms of this Agreement and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or (c) the rights and remedies of the Holders under the Notes, the other Transaction Documents or any related document, instrument or agreement.

         "NOTES" means Company's 9% Secured Bridge Notes due January 17, 2000, in the form of Exhibit A hereto, issued hereunder.

         "OBLIGATIONS" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or



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hereafter arising under or pursuant to the terms of this Agreement, the Notes and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "PERMITTED DEBT FACILITY" shall mean either (i) the accounts receivable agreement entered into between Company and EAB Leasing Corp., as the same may be amended, supplemented, amended and restated, or otherwise modified, or refinanced or replaced, from time to time provided that the aggregate amount of Indebtedness thereunder shall not exceed 80% of the Company's gross accounts receivable (as would appear on a balance sheet prepared in accordance with GAAP) (the "EAB Permitted Debt Facility"), or (ii) a credit facility entered into with Emergent Business Capital on terms and conditions substantially similar to the terms and conditions set forth in Exhibit E hereto in an aggregate principal amount not to exceed $7,000,000 as the same may be amended, supplemented, amended and restated, or otherwise modified, or refinanced or replaced, from time to time.

         "PERMITTED INDEBTEDNESS" shall mean and include: (i) Indebtedness of Company under the Notes; (ii) Indebtedness of Company secured by Liens permitted under clause (iv) or (v) of the definition of Permitted Liens; (iii) Indebtedness arising from the endorsement of instruments in the ordinary course of business; (iv) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule; (v) Indebtedness under any Permitted Debt Facility; and
(vi) other Indebtedness of Borrower not exceeding Five Hundred Thousand Dollars ($500,000) at any time.

         "PERMITTED INVESTMENTS" shall mean (a) Investments in the Equity Securities of the Company's Subsidiary existing as of the date hereof; (b) Investments in the Company's leasing subsidiary in aggregate amount outstanding at any one time not to exceed $3,000,000; (c) Investments made in accordance with the Company's stated investment policy attached hereto as Exhibit F; and
(d) other Investments aggregating not in excess of One Hundred Thousand Dollars ($100,000) at any time.

         "PERMITTED LIENS" shall mean and include: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Collateral Agent for the eventual payment thereof if subsequently found payable; (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Holder for the eventual payment thereof if subsequently found payable; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar



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bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such lease is permitted under this Agreement and such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (vi) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property; (vii) Liens securing the Company's obligations incurred in connection with any Permitted Debt Facility; (viii) Liens existing on the date hereof and set forth on the Disclosure Schedule; (viii) Liens in favor of a Collateral Agent for the benefit of Holders; and (ix) interests of lessees of property of the Comapany or any Subsidiary.

         "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated as of the date hereof among Company and the Holders in the form of Exhibit D hereto.

         "SECURITIES ACT" has the meaning given in Section 3.11 of this Agreement.

         "SECURITY AGREEMENT" has the meaning the Security Agreement dated the date hereof by Company in favor of Collateral Agent in the form of Exhibit B hereto.

         "SOLVENT" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         "SUBORDINATION AGREEMENT" shall mean a subordination agreement entered by C.E. Unterberg, Towbin (on behalf of the Purchasers) and the holders of Indebtedness under any Permitted Debt Facility.

         "SUBSIDIARY" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Company,



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(b) any partnership, joint venture, or other association of which more than 50%
of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Company, (c) any other entity included in the financial statements of Company on a consolidated basis.

         "TRANSACTION DOCUMENTS" shall mean this Agreement, each of the Notes issued under this Agreement, each of the Warrants issued under this Agreement, the Registration Rights Agreement, the Security Agreement, and each other document, instrument or certificate executed in connection with this Agreement.

         "WARRANT" shall mean each of the Warrants issued to the Holders pursuant to the terms of this Agreement in the form of Exhibit C hereto.

         "WARRANT SHARES" shall mean each of the shares of capital stock of the Company issued to the Holders upon the exercise of the Warrant.

         2.       THE NOTES AND WARRANTS.

         2.1 ISSUANCE OF NOTES AND WARRANTS. At the Closing (as defined below), Company agrees to issue and sell to each of the Purchasers, and, subject to all of the terms and conditions hereof, each of the Purchasers agrees to purchase a 9% Secured Bridge Note due January 17, 2000 in the form of Exhibit A hereto (each, a "Note", and collectively, the "Notes") in the principal amount set forth opposite the respective Purchaser's name on Schedule I hereto and upon such purchase Company shall issue to each such Purchaser a Warrant to purchase 150 shares of the Company's Common Stock for each $1,000 in principal amount of Notes purchased by such Purchaser. The obligations of the Purchasers to purchase Notes are several and not joint.

         2.2 DELIVERY. The sale and purchase of the Notes shall take place at a closing (the "Closing") to be held at such place and time as Company and the Purchasers may determine (the "Closing Date"). At the Closing, Company will deliver to each of the Purchasers the respective Note and Warrant to be purchased by such Purchaser, against receipt by Company of the corresponding purchase price set forth on Schedule I hereto (the "Purchase Price"). Each of the Notes and Warrants will be registered in such Purchaser's name in Company's records.

         2.3 INTEREST; MATURITY. Interest on the Notes will be payable in cash and accrue semi-annually and at Maturity at the lower of (i) 9% per annum and (ii) the highest rate permitted by law, and will be paid at maturity. Interest on the Notes will be computed on the basis of a 360 day year of twelve 30 day months. The unpaid principal balance of all Notes, together with accrued and unpaid interest thereon, shall be due and payable in cash on the stated date of maturity of the Notes. The Notes will bear interest on overdue principal (including any overdue mandatory or optional payment of principal) and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate from the date such payment is due, whether by acceleration or otherwise until paid.



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         2.4      USE OF PROCEEDS. The proceeds of the sale and issuance of the
Notes shall be used for general corporate purposes.

         2.5 PAYMENTS. Company will make all cash payments due under the Notes in immediately available funds by 11:00 A.M. New York City time on the date such payment is due in the manner and at the address for such purpose specified below each Purchaser's name on Schedule I hereto, or at such other address as a Purchaser or other registered Holder of a Note may from time to time direct in writing.

         2.6      REDEMPTION OF NOTES.

                  (a) Optional Redemption. Company may at any time and from time to time redeem all or less than all of the then outstanding Notes by payment in cash of the aggregate principal amount thereof plus all accrued and unpaid interest on the amount so redeemed to the date of such redemption. Company will give irrevocable written notice of any redemption of the Notes pursuant to Section 2.1 to the Holders thereof not less than 15 days nor more than 60 days before the date fixed for such redemption specifying (i) such date,
(ii) the aggregate principal amount of the Notes to be redeemed, and (iii) accrued and unpaid interest, if any, payable to the redemption date. Notice of redemption having been so given, the aggregate principal amount (or portion thereof) specified in such notice, together with accrued and unpaid interest, if any, shall become due and payable, on the redemption date.

                  (b) Mandatory Redemption. Upon the closing of a Debt or Equity Offering, the Company shall be required to redeem all of the Notes outstanding by payment in cash of the aggregate principal amount thereof plus all accrued and unpaid interest thereon to the date of such redemption. As soon as reasonably practicable, but in no event later than the date on which any filing is made with the Securities and Exchange Commission or the date on which any offering memorandum is circulated to prospective investors, the Company shall give written notice to the Holders of the Notes of the expected timing of any redemption of the Notes pursuant to this Section 2.6(b). Not less than three
(3) Business Days prior to date of redemption (which shall be the date of the closing of the Debt or Equity Offering), Company shall give irrevocable written notice of such redemption to each Holder of a Note specifying (i) such date,
(ii) the aggregate principal amount of the Notes to be redeemed, and (iii) accrued and unpaid interest, if any, payable to the redemption date.

                  (c) Change of Control. If a Change in Control shall occur, each Holder shall have the right to demand that Company redeem all or any portion of the Notes then held by such Holder by giving written notice to such effect to Company not later than sixty (60) days after the first to occur of the following: (i) receipt by such holder from Company of written notice of the occurrence of such Change in Control or (ii) the date on which such holder, having otherwise obtained actual knowledge of such Change in Control notifies Company thereof. Company shall redeem such Notes or portion thereof on a date specified in a written notice from Company to such Holder given not less than ten (10) days prior to the redemption date so specified (which date shall



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not be earlier than fifteen nor later than thirty (30) days after the date demand for redemption was made by such Holder) and such redemption in respect of each Note or portion thereof shall be by payment in cash of 101% the aggregate principal amount thereof plus all accrued and unpaid interest thereon to the date of such redemption.

                  (d) Partial Prepayment Pro Rata. The aggregate principal amount of each partial redemption of Notes pursuant to this Section 2.6 shall be allocated among the Holders of the Notes then outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion. Any partial prepayment shall be applied first against accrued and unpaid interest and second against principal.

                  (e) Restrictions on Redemption. Except as otherwise provided in this Section 2.6, there shall be no prepayment, in whole or in part, of the principal of all or any of the Notes.

                  (f) Acquisition of Notes. Company will not, and will not permit any Subsidiary or Affiliate to, purchase, redeem or otherwise acquire any Note except upon the payment or prepayment thereof in accordance with the terms hereof and of such Note.

         2.7 PRIORITY OF NOTES. The Notes shall be senior secured obligations of Company senior to all Indebtedness and other obligations of Company other than Permitted Facility Debt. The Purchasers hereby acknowledge that the Notes shall be subject to, and subordinated on the terms and conditions of, the Subordination Agreement.

         2.8 REDEMPTION OF WARRANTS. Company may redeem all, but not less than all, of the then outstanding Warrants by payment in cash of $.01 per share of Common Stock underlying the Warrants; provided that the last sale price of the Company's common stock shall have been at least equal to 200% of the then effective exercise price of the Warrants on any 20 out of the 30 consecutive trading days ending on the third trading day prior to the day notice of such redemption is given; provided further that none of such 20 trading days shall be a trading day on or before the one year anniversary date of the original issuance of the Warrants. Company will give irrevocable written notice of any redemption of the Warrants pursuant to Section 2.8 delivered to the holders thereof not less than 30 days nor more than 60 days before the date fixed for such redemption specifying (i) such date, and (ii) the aggregate amount of Warrants to be redeemed. Notice of redemption having been duly received by the holders of the Warrants, the Warrants shall expire on the date specified for redemption in accordance with their terms.

     3. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company represents and warrants to each Purchaser that, except as otherwise set forth in the Disclosure
Schedule:

         3.1 DUE INCORPORATION, QUALIFICATION, ETC. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of



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incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         3.2 AUTHORITY. The execution, delivery and performance by Company of each Transaction Document to be executed by Company and the consummation of the transactions contemplated thereby (i) are within the power of Company and
(ii) have been duly authorized by all necessary actions on the part of Company.

         3.3 ENFORCEABILITY. Each Transaction Document executed, or to be executed, by Company has been, or will be, duly executed and delivered by Company and constitutes, or will constitute, a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         3.4 NON-CONTRAVENTION. The execution and delivery by Company of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Certificate of Incorporation or Bylaws of Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company is a party or by which it is bound, if such violation could reasonably be expected to have a Material Adverse Effect; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations, or any of its assets or properties.

         3.5 APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby.

         3.6 NO VIOLATION OR DEFAULT. None of Company or Company's Subsidiaries is in violation of or in default with respect to (i) its Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. Without



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limiting the generality of the foregoing, none of Company or Company's
Subsidiaries (A) has violated any Environmental Laws (as defined below), (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any governmental authority having authority to enforce Environmental Laws, where such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. No Event of Default or default, which after the giving of notice or the lapse of time or both would constitute an Event of Default, has occurred and is continuing.

         3.7 LITIGATION. Except as set forth (with estimates of the dollar amounts involved) in the Disclosure Schedule, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Company, threatened against Company or Company's Subsidiaries at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Company of the Transaction Documents or the transactions contemplated thereby.

         3.8 TITLE. Company and Company's Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all then respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Purchasers (except those assets and properties disposed of in the ordinary course of business since the date of such Financial Statements) and all respective assets and properties acquired by Company and Company's Subsidiaries since such date (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien, except for Permitted Liens.

         3.9 INTELLECTUAL PROPERTY. To the best of their knowledge, Company and Company's Subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others, in the whole or in the aggregate that could reasonably be expected to have a Material Adverse Effect.

         3.10 FINANCIAL STATEMENTS. Except as set forth in the Disclosure Schedule, the Financial Statements of Company for the quarter ended September 30, 1998 contained in the Company's quarterly report on Form 10-Q for such period and for the year ended December 31, 1998 contained in the Company's press release dated February 16, 1999 (together, the "Financials") (i) are in accordance with the books and records of Company and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP (except that such Financial Statements do not contain footnotes required by GAAP, and, in the case of the Financial Statements for the quarter ended September 30, 1998, are subject to year end adjustments which, in the aggregate, are not material); and (iii) fairly present the consolidated financial position of Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein. Except as set forth in the Disclosure Schedule, none of Company or any of Company's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the Financials.

         3.11 EQUITY SECURITIES. Company's total authorized and issued capitalization is as set forth in the Disclosure Schedule. The Equity Securities of Company have the respective rights, preferences and privileges set forth in Company's Certificate of Incorporation in effect on the date hereof. All of the outstanding Equity Securities of Company have been duly authorized and are validly issued, fully paid and nonassessable. Except as expressly referenced herein or as set forth in the Disclosure Schedule, there are as of the date of this Agreement no options, warrants or rights to purchase Equity Securities of Company authorized, issued or outstanding, nor is Company obligated in any other manner to issue shares of its Equity Securities. Except as set forth in the Disclosure Schedule, there are no restrictions on the transfer of Equity Securities of Company, other than those imposed by Company's Certificate of Incorporation and Bylaws as of the date hereof, or relevant state and federal securities laws, and no holder of any Equity Security of Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which Company is a party or that are otherwise binding upon Company. The offer and sale of all Equity Securities of Company issued before the Closing Date complied with or were exempt from registration or qualification under all applicable federal and state securities laws. Except as expressly referenced herein or as set forth in the Disclosure Schedule, no Person has the right to demand or other rights to cause Company to file any registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), relating to any Equity Securities of Company presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

         3.12 NO AGREEMENTS TO SELL ASSETS OR MERGE. None of Company or Company's Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Company or Company's Subsidiaries (other than sales in the ordinary course of business, including, without limitation, accounts receivables sold pursuant to the EAB Permitted Debt Facility), or to effect any merger, consolidation or other reorganization of Company or to enter into any agreement with respect thereto.

         3.13     EMPLOYEE BENEFIT PLANS.

                  (a) Neither Company nor any Person (each, an "ERISA AFFILIATE") which is treated as a single employer with Company under section 414 of the Internal Revenue Code of 1986, as amended (the "CODE") has an employee benefit plan (an "EMPLOYEE BENEFIT PLAN") within the meaning of the Employee Retirement Income Security Act of 1974 (as the same may from time to time be amended or supplemented, and including any rules or regulations issued in connection therewith, "ERISA") that is an "employee pension benefit plan" (within the meaning of section 3(2) of ERISA). Neither Company nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in
Part 6
of Title I(B) of ERISA, which liability for health plan continuation coverage cannot reasonably be expected to have a Material Adverse Effect.

                  (b) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such Employee Benefit Plan which would result in the incurrence by either Company or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Company or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any governmental authority or is subject to any pending or threatened claim or suit. Neither Company nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under sections 406 or 407 of ERISA or section 4975 of the Code (other than transactions which are otherwise exempt under either Section 408 of ERISA or 4975(d) of the Code).

                  (c) Except as set forth in the Disclosure Schedule, neither Company nor any ERISA Affiliate (A) has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Code, or (B) contributes to any multiemployer plan within the meaning of ERISA (a "MULTIEMPLOYER PLAN"). Neither Company nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under section 4201 of ERISA or as a result of a sale of assets described in section 4204 of ERISA. Neither Company nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of section 4241 or section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under section 4041A of ERISA.

         3.14 OTHER REGULATIONS. None of Company or its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935 or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

         3.15 GOVERNMENTAL CHARGES AND OTHER INDEBTEDNESS. Each of Company and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed by it. Company and Company's Subsidiaries have paid, or made provision for the payment of, all taxes and other levies, assessments, fees, claims or other charges imposed by any governmental authority which have or may have become due pursuant to said returns and all other Indebtedness, except such taxes, levies, assessments, fees, claims or other charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles) have been provided or which could not reasonably be expected to have a Material Adverse Effect if unpaid.

         3.16 SUBSIDIARIES, ETC. Except as set forth in the Disclosure Schedule (setting forth the jurisdiction of incorporation, capital structure and percentage ownership of each shareholder),

Company has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

         3.17 SOLVENCY, ETC. Company is Solvent and, after the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, each of Company and its Subsidiaries will be Solvent.

         3.18 CATASTROPHIC EVENTS; LABOR DISPUTES. None of Company or Company's Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could reasonably be expected to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Company or Company's Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Company, jurisdictional disputes or organizing activity occurring or threatened which could reasonably be expected to have a Material Adverse Effect.

         3.19 NO MATERIAL ADVERSE EFFECT. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect since September 30, 1998.

         3.20 ACCURACY OF INFORMATION FURNISHED. None of Company's registration statements, reports or other filings made with the Securities and Exchange Commission, when taken as a whole, together with the information contained in Company's Disclosure Schedule and any amendments, supplements, restatements, modifications or other updates thereof, contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.21     CERTAIN AGREEMENTS OF OFFICERS, EMPLOYEES AND CONSULTANTS.

                  (a) No current officer, employee or consultant of Company or Company's Subsidiaries is, or is now expected to be, in violation of any term of any employment contract, proprietary information agreement, nondisclosure agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer, employee or consultant to be employed by Company or Company's Subsidiaries because of the nature of the business conducted or to be conducted by Company or Company's Subsidiaries or relating to the use of trade secrets or proprietary information of others, and to the best of Company's knowledge, after due inquiry, the continued employment of Company's and Company's Subsidiaries' officers, employees and consultants do not subject Company or its Subsidiaries to any liability for any claim or claims arising out of or in connection with any such contract, agreement, or covenant.

                  (b) To the knowledge of Company, no officers of Company, and no employee or consultant of Company or Company's Subsidiaries whose termination, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, has any present intention of terminating his or her employment or consulting relationship with Company or Company's Subsidiaries.

         3.22 CONTRACTS OR COMMITMENTS; INDEBTEDNESS. None of Company or Company's Subsidiaries and none of their properties is subject to any material judgment, order, writ, decree, statute, rule or regulation, or any material mortgage, indenture, agreement, instrument or contract which could reasonably be expected to have a Material Adverse Effect. Company and its Subsidiaries have no Indebtedness other than Permitted Indebtedness.

         3.23 TRANSACTIONS WITH AFFILIATES; INVESTMENTS. There are no loans, leases, royalty agreements or other continuing transactions between Company or its Subsidiaries and any Affiliate of Company or its Subsidiaries, except transactions in the ordinary course of business and on terms at least as favorable to Company or its Subsidiaries as would be the case in an arms-length transaction with an unaffiliated Person. Company and its Subsidiaries have no Investments other than Permitted Investments.

     4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, for that Purchaser alone, represents and warrants to Company upon the acquisition of the Note and the Warrants as follows:

         4.1 BINDING OBLIGATION. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each of this Agreement and the Security Agreement is a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         4.2 SECURITIES LAW COMPLIANCE. Such Purchaser has been advised that the Notes, the Warrants and the Warrant Shares have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Purchaser is aware that Company is under no obligation to effect any such registration with respect to the Notes or, except as set forth in the Registration Rights Agreement, the Warrants or the Warrant Shares, or to file for or comply with any exemption from registration. Such Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Notes and the Warrants to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

         4.3 ACCESS TO INFORMATION. Such Purchaser acknowledges that Company has given such Purchaser access to the corporate records and accounts of Company and to all information in its possession relating to Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information required for such Purchaser to make an informed decision with respect to the purchase of the Notes and the Warrants.

     5. CONDITIONS TO CLOSING OF THE PURCHASERS. Each Purchaser's obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Purchasers:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Company in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

         5.2 GOVERNMENTAL APPROVALS AND FILINGS. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

         5.3 LEGAL REQUIREMENTS. At the Closing, the sale and issuance by Company, and the purchase by the Purchasers, of the Notes shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

         5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

         5.5 OPINION OF COUNSEL. There shall have been delivered to the Purchasers a favorable written opinion of Brobeck Phleger & Harrison counsel to Company dated as of the Closing Date.

         5.6 TRANSACTION DOCUMENTS. Company shall have duly executed and delivered to the Purchasers and/or the Collateral Agent, as the case may be, the following documents:

                  (a)      This Agreement together with the Disclosure Schedule;

                  (b)      Each Note described in Section 2.1;

                  (c)      The Security Agreement;

                  (d)      Each Warrant described in Section 2.1;

                  (e)      The Registration Rights Agreement; and

                  (f) All UCC-1 financing statements and other documents and instruments which the Purchaser may reasonably request to perfect its security interest in the collateral described in the Security Agreement.

         5.7 CORPORATE DOCUMENTS. Company shall have delivered to the Collateral Agent each of the following:

                  (a) The Articles of Incorporation of Company, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware.

                  (b) A Certificate of Good Standing or comparable certificate as to Company, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware and a Certificate of Good Standing certified as of a recent date prior to the Closing Date by the Secretary of the State of Florida.

                  (c) A certificate of the Secretary of Company, dated the Closing Date, certifying (i) that the Certificate of Incorporation of Company, delivered to Purchasers pursuant to Section 5.7(a) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (ii) that attached thereto is a true and correct copy of the Bylaws of Company as in effect on the Closing Date; (iii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Company and continuing in effect, which authorize the execution, delivery and performance by Company of this Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby; and
(iv) that there are no proceedings for the dissolution or liquidation of Company (commenced or threatened); and

                  (d) A certificate of the Secretary of Company, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Company authorized to execute and deliver this Agreement and the Notes on behalf of Company and perform Company's obligations thereunder on behalf of Company.
         5.8 POST-CLOSING DOCUMENTS. Company shall employ its best efforts to have delivered to the Collateral Agent each of the following on or before April 7, 1999:

                  (a) A legal opinion of special Florida counsel to Company as to the attachment and perfection of the security interest of the Collateral Agent granted pursuant to the terms of the Security Agreement; and

                  (b) a duly completed debtor profile in the form attached as Attachment 2 to the Security Agreement.

     6. CONDITIONS TO OBLIGATIONS OF COMPANY. Company's obligation to issue and sell the Notes at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Company:

         6.1 Representations and Warranties. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

         6.2 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

         6.3 Legal Requirements. At the Closing, the sale and issuance by Company, and the purchase by the Purchasers, of the Notes shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

         6.4 Purchase Price. Each Purchaser shall have delivered to Company the Purchase Price in respect of the Note being purchased by such Purchaser referenced in Section 1(b) hereof.

     7.  CERTAIN COVENANTS. While any amounts are outstanding under the Notes:

         7.1 INDEBTEDNESS. Neither Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

         7.2 LIENS. Neither Company nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

         7.3 ASSET DISPOSITIONS. Neither Company nor any of its Subsidiaries shall sell, lease, transfer, license or otherwise dispose of (collectively, a "Transfer") any of its assets or property, whether now owned or hereafter acquired, except (i) Transfers in the ordinary course of its business consisting of (A) the sale of inventory or units in its demonstration pool, or
(B) sales of worn-out or obsolete equipment, and (ii) Transfers of accounts receivables pursuant to the EAB Permitted Debt Facility.

         7.4 MERGERS, ACQUISITIONS, ETC. Neither Company nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets or capital stock of any other Person.

         7.5 INVESTMENTS. Neither Company nor any of its Subsidiaries shall make any Investment except for Permitted Investments.

         7.6 DIVIDENDS, REDEMPTIONS, ETC. Neither Company nor any of its Subsidiaries shall (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; (iii) return any capital to any holder of its Equity Securities; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; provided, however, that any Subsidiary may pay cash dividends to Company.

         7.7 INDEBTEDNESS PAYMENTS. Neither Company nor any of its Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness (other than amounts due under the Notes); (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof; or (iii) repay any Indebtedness for borrowed money owed to officers, directors or shareholders.

         7.8 AFFILIATE TRANSACTIONS. Except as otherwise expressly permitted by this Agreement, neither Company nor any of its Subsidiaries shall enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Company or such Subsidiary as an arms-length transaction with unaffiliated Persons.

         7.9 INFORMATION RIGHTS: NOTICES. Company shall furnish to Holders the following:

                  (a) Quarterly Financial Statements. Within sixty (60) days after the last day of each fiscal quarter, a copy of the Financial Statements of Company for such quarter and for the fiscal year to date, certified by the chief financial officer or controller of Company to present fairly the financial condition, results of operations and other information presented therein and to have been prepared in accordance with GAAP consistently applied, subject to normal year end adjustments and except that no footnotes need be included with such Financial Statements;

                  (b) Annual Financial Statements. Within one hundred (100) days after the close of each fiscal year of Company, (i) copies of the audited Financial Statements of Company for such year, audited by nationally recognized independent certified public accountants, and (ii) management's discussion and analysis of financial condition and results of operation ("MD&A") of Company and its Subsidiaries (it being understood that the MD&A included in Company's Form 10-K filed with the Securities and Exchange Commission shall suffice for purposes of this Section 7.9(b)(ii));

                  (c) SEC Reports. As soon as possible and in no event later than five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by Company with the Securities and Exchange Commission and all reports, proxy statements and financial statements sent or made available by Company to its shareholders generally; and

                  (d) Notice of Defaults. Promptly upon the occurrence thereof, written notice of the occurrence of any Default hereunder or any event of default with respect to any Indebtedness of Company or its Subsidiaries.

                  (e) Other Information. Copies of the management letters delivered by the accountants in connection with the Financial Statements delivered pursuant to subsection 7.9(b) above, and other information reasonably requested by any Holder, provided that prior to the disclosure of any such items to such Holder, the Company may require that such Holder execute a confidentiality agreement requiring it to keep confidential all such information, except to the extent disclosure is required by law.

         7.10 INSPECTION RIGHTS. Any Holder of the Notes or its representatives shall have the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss Company's affairs, finances and accounts with its directors, officers and independent public accountants; provided that prior to any such inspection, the Company may require that such Holder execute a confidentiality agreement requiring it to keep confidential all such information, except if disclosure is required by law.

     8. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement, the Notes and the other Transaction Documents:

         8.1 FAILURE TO PAY. Company shall fail to pay (i) when due any principal payment under any Note on the due date thereof or (ii) any interest or other payment required under the terms of this Agreement or any other Transaction Document on the date due and such payment shall not have been made within ten (10) days of when due; or

         8.2 BREACHES OF CERTAIN COVENANTS. Company or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Section 7 (other than Section 7.9) of this Agreement or in the Security Agreement; or

         8.3 BREACHES OF OTHER COVENANTS. Company or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Transaction Documents (other than those specified in Sections 8.1 and 8.2 and such failure shall continue for ten (10) days; or

         8.4 REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company to Holder in writing in connection with this Agreement or any of the other Transaction Documents, or as an inducement to the Holders to enter into this Agreement and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

         8.5 OTHER PAYMENT OBLIGATIONS. Company or any of its Subsidiaries shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness to be paid by such Person (excluding the Notes and the other Transaction Documents but including any other evidence of Indebtedness of Company or any of its Subsidiaries to any Holder) and such failure shall continue beyond any period of grace provided with respect thereto, or

(ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, Indebtedness in an aggregate amount of Two Hundred Thousand Dollars ($200,000) or more to become due prior to its stated date of maturity; or

         8.6 VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

         8.7 INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

         8.8 JUDGMENTS. Except as set forth in the Disclosure Schedule, final judgment or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000) (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Company) shall be rendered against Company or any of its Subsidiaries and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

         8.9 TRANSACTION DOCUMENTS. Any Transaction Document or any material term thereof shall cease to be, or be asserted by Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms or if the Liens of Holder in any of the assets of Company or its Subsidiaries shall cease to be or shall not be valid, perfected Liens or Company or any Subsidiary shall assert that such Liens are not valid, perfected Liens; or

         8.10 MATERIAL ADVERSE CHANGE. A Material Adverse Change shall occur.

         9. RIGHTS OF HOLDERS UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections 8.6 and 8.7) and at any time thereafter during the continuance of such Event of Default, the Holders of 25% or more of the outstanding principal amount of the Notes, by written notice to Company, may declare all outstanding Obligations payable by Company under all of the Notes to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 8.6 and 8.7, immediately and without notice, all outstanding Obligations payable by Company under all of the Notes shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

         10.      MISCELLANEOUS.

                  10.1 WAIVERS AND AMENDMENTS. Any provision of this Agreement may be amended, waived or modified only upon the written consent of Company and Holders of a Majority in Interest; provided that without the written consent of the Holders of all of the Notes then outstanding, no such amendment, waiver or modification shall be effective if it would (i) change the time of payment of the principal of or the interest on any Note or reduce the principal amount thereof or change the rate of interest thereon, or (ii) change the percentage of Holders of the Notes required to consent to any such amendment, waiver or modification of any of the provisions of this Agreement.

                  10.2 GOVERNING LAW. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

                  10.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                  10.4 SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Sections 10.5 and 10.6 below, the rights and obligations of Company and the Purchasers of the Notes shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

                  10.5 REGISTRATION, TRANSFER AND REPLACEMENT OF THE NOTES. The Notes issuable under this Agreement shall be registered notes. Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, Company shall treat the Person in whose name such
Note is registered as the owner and Holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the Holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at Company's chief executive office, and promptly thereafter and at Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such Holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or
(ii) in the case of mutilation, upon surrender thereof, Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

                  10.6 ASSIGNMENT BY COMPANY. Neither the Notes nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of a Majority in Interest.

                  10.7 INDEMNITY. Company shall indemnify, reimburse and hold each Purchaser, each of such Purchaser's equityholders, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees (each, an "INDEMNIFIED PARTY") harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature, all costs and expenses whatsoever to the extent they may be incurred or suffered by such Indemnified Party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), damage to or loss of use of property (including consequential or special damages to third parties or damages to Company's property) (each, a "CLAIM"), directly or indirectly relating to or arising out of the use of the proceeds of the sale of the Notes or otherwise, the falsity of any representation or warranty of Company or Company's failure to comply with the terms of this Agreement or any other Operative Document during the Term; provided, however, that Company shall not indemnify an Indemnified Party for any liability incurred by such Indemnified Party as a direct and sole result of such Indemnified Party's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon an Indemnified Party's written demand, Company shall assume and diligently conduct, at its sole cost and expense, the entire defense of such Indemnified Party, using counsel reasonably acceptable to such Indemnified Party against any indemnified Claim. Company shall not settle or compromise any Claim against or involving an Indemnified Party without first obtaining such Indemnified Party's written consent thereto, which consent shall not be unreasonably withheld.

                  10.8 ENTIRE AGREEMENT. This Agreement together with the Notes and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  10.9 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers attached as Schedule I, or at such other address as such Purchaser shall have furnished Company in writing, or (ii) if to Company, at its address set forth at the beginning of this Agreement, or at such other address as Company shall have furnished to the Purchasers in writing.

                 10.10 EXPENSES. Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys fees and expenses in connection with the preparation, execution and delivery of this Agreement and the other Transaction Documents, in an amount not to exceed $20,000.00 in the aggregate. Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender with respect to any amendments or waivers hereof requested by Company or in the enforcement or attempted enforcement of any of the obligations of Company to the Purchasers under the Transaction Documents or in preserving any of the Purchasers' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving Company or any of its Subsidiaries).

                  10.11 SEPARABILITY OF AGREEMENTS; SEVERABILITY OF THIS AGREEMENT. Company's agreement with each of the Purchasers is a separate agreement and the sale of the Notes to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  10.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.


                                          COMPANY:

                                          DIGITAL LIGHTWAVE, INC.,
                                          a Delaware corporation


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                              [SIGNATURES CONTINUE]

                                          PURCHASERS:


                                          --------------------------------------

                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                              [SIGNATURES CONTINUE]

                                   EXHIBIT A

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED. NO SALE,
                  TRANSFER OR OTHER DISPOSITION OF THIS NOTE
                  MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE
                  REGISTRATION STATEMENT RELATED THERETO, (II)
                  AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT
                  OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.



                  9% SECURED BRIDGE NOTE DUE JANUARY 17, 2000


$____________                                                    March 31, 1999


         FOR VALUE RECEIVED, Digital Lightwave, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of __________________________ (the "Lender"), its successors and assigns in lawful money of the United States of America, the principal sum of ______________Dollars ($________), or such lesser principal amount as may be outstanding from time to time, no later than January 17, 2000 (the "Maturity Date") or as otherwise provided in the Purchase Agreement (as defined below). This Note shall bear interest (computed on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid principal amount hereof at a rate of interest equal to nine percent (9.0%) per annum. All accrued and unpaid interest on this Note shall be paid semi-annually, with the first such payment coming due on September 30, 1999, and on the Maturity Date. Any prepayment hereunder shall be applied first to the interest accrued and unpaid hereon and then to the unpaid principal amount hereof.

         This Note is one of the "Notes" as defined in, and is subject to the terms and conditions of, the Note and Warrant Purchase Agreement dated as of March 31, 1999 (the "Purchase Agreement") among the Company and the parties thereto listed as "Purchasers." The Purchase Agreement contains optional and mandatory redemption provisions, acceleration rights upon Events of Default (as defined in the Purchase Agreement) and other terms and conditions applicable to this Note.

         This Note is secured by a Security Agreement dated as of March 31, 1999 among the Company, C.E. Unterberg, Towbin, as collateral agent, and each of the parties named as a "Secured Party" therein.

         If any amount payable under this Note (or any interest payment hereunder) becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day. In the event that the Company shall fail to pay when due (whether at maturity, by reason of acceleration or otherwise) any principal of or interest on this Note, such overdue amounts shall bear interest at a rate per annum equal to the lesser of (i) eighteen percent (18%) per annum , or (ii) the highest percentage rate of interest permitted under applicable law.

         The Company hereby waives diligence, demand, presentment, protest and notice of any kind, and all rights of set-off, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. This Note may not be changed, modified or terminated except in accordance with the Purchase Agreement. This Note shall be binding upon the heirs, executors, administrators, successors and assigns of the Company and inure to the benefit of the Lender and its permitted successors, endorsees and assigns.

         If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity, legality and enforceability of all other terms and provisions hereof shall in no way be affected thereby. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its authorized officer as of the date and year first written above.


                                             DIGITAL LIGHTWAVE, INC.


                                             By
                                               --------------------------
                                               Name:
                                               Title:

                                   EXHIBIT B


                               SECURITY AGREEMENT



         This SECURITY AGREEMENT, dated as of March __, 1999, is executed by DIGITAL LIGHTWAVE, INC., a Delaware corporation ("Debtor"), in favor of C.E. Unterberg, Towbin ("Collateral Agent") on behalf of the parties listed listed as secured parties on the signature page hereof (together with their successors and assigns, the "Secured Parties").


                                    RECITALS

         A. Debtor and the Secured Parties have entered into a Note and Warrant Purchase Agreement dated the date hereof (the "Note Purchase Agreement") and Debtor has executed a 9% Senior Secured Bridge Note (each a "Note" and collectively, the "Notes") in favor of each Secured Party.

         B. In order to induce each Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Security Agreement and to grant Collateral Agent the security interest in the Collateral described below.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Collateral Agent and the Secured Parties as follows:

         1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                  "Account Debtor" shall have the meaning given to that term in
                  Section 3 hereof.

                  "Collateral" shall have the meaning given to that term in
                  Section 2 hereof.

                  "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

                  "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to the Secured Parties of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Notes, the Note Purchase Agreement and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

                  "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of Florida from time to time.

         All capitalized terms not otherwise defined herein shall have the respective meanings given in the Note Purchase Agreement. Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

         2. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges and assigns to Collateral Agent and grants to Collateral Agent a security interest in all right, title and interests of Debtor in and to the property described in Attachment 1 hereto (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Debtor represents and warrants to Collateral Agent and the Secured Parties that (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) Collateral Agent has (or in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a perfected security interest in the Collateral, subject to Permitted Liens; (c) each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor"); and (d) all information set forth in Attachment 2 whall be true and correct when completed by Debt and delivered to Collateral Agent.

         4. Covenants Relating to Collateral. Debtor hereby agrees (a) to perform all acts that may reasonably be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Collateral Agent therein and the priority of such Lien, subject to for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation of any provision of any Transaction Document, (ii) in violation of any applicable law, rule or regulation, or (iii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral other than Permitted Liens; (d) without 30 days' written notice to Collateral Agent, (i) not to change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office), or the office in which Debtor's records relating to Receivables are kept, (ii) not to keep Collateral consisting of chattel paper at any location other than its chief executive office set forth in item 1 of Attachment 2 hereto, and (iii) not to keep

Collateral consisting of Equipment or Inventory at any location other than the locations set forth in item 6 of Attachment 2 hereto, (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Collateral Agent to perfect, maintain and protect its Lien hereunder and the priority thereof, subject to Permitted Liens, and to deliver promptly to Collateral Agent all originals of Collateral consisting of instruments; (f) to appear in and defend any action or proceeding which may affect its title to or Collateral Agent's interest in the Collateral; and (g) to collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Collateral Agent.

         5. Authorized Action by Agent. Debtor hereby irrevocably appoints Collateral Agent as its attorney-in-fact and agrees that Collateral Agent may perform (but Collateral Agent shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Debtor relating to the Collateral; and
(f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Collateral Agent shall not exercise any such powers prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Debtor agrees to reimburse Collateral Agent upon demand for any reasonable costs and expenses, including attorneys' fees, Collateral Agent may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Collateral Agent's possession; provided, however, that Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Debtor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Note Purchase Agreement). Upon the occurrence and during the continuance of any such Event of Default, Collateral Agent shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require Debtor to assemble the Collateral and make it available to Collateral Agent at a place to be designated by Collateral Agent; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Collateral Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, trade name, copyright, patent or technical process used by Debtor. Debtor hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable. In furtherance of Collateral Agent's rights hereunder, Debtor hereby grants to Collateral Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Collateral Agent, but only in connection with the exercise of remedies hereunder) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Debtor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

         7.       Collateral Agent.

         (a) Appointment. The Secured Parties hereby appoint C.E. Unterberg, Towbin as collateral agent for the Secured Parties under this Security Agreement (in such capacity, the "Collateral Agent") to serve from the date hereof until the termination of the Security Agreement.

         (b) Powers and Duties of Collateral Agent, Indemnity by Secured
Parties.

                  (i) Each Secured Party hereby irrevocably authorizes the Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by the holders of a majority of the principal amount of the outstanding Notes in accordance with the terms hereof, together with such powers as are reasonably incidental thereto. In addition, Collateral Agent is hereby authorized by the Secured Parties to hold any lien subordination agreements required by any holders of Permitted Facility Debt. Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advise of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith.

                  (ii) Neither the Collateral Agent nor any of its directors, officers or employees shall be liable or responsible to any Secured Party or to Debtor for any action taken or omitted to be taken by Collateral Agent or any other such person hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of the Collateral Agent, nor shall the Collateral Agent or any of its directors, officers or employees be liable or responsible for (A) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Security Agreement or any instrument or document delivered hereunder or relating hereto; (B) the title of Debtor to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (C) the determination, verification or enforcement of Debtor's compliance with any of the terms and conditions of this Security Agreement; (D) the failure by Debtor to deliver any instrument or document required to be delivered pursuant to the terms hereof; or (E) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

                  (iii) In the case of this Security Agreement and the transactions contemplated hereby and any related document relating to any of the Collateral, each of the Secured Parties agrees to pay to the Collateral Agent, on demand, its pro rata share of all fees and all expenses incurred in connection with the operation and enforcement of this Security Agreement, the Notes or any related agreement to the extent that such fees or expenses have not been paid by Debtor. In the case of this Security Agreement and each instrument and document relating to any of the Collateral, each of the Secured Parties and the Debtor hereby agrees to hold the Collateral Agent harmless, and to indemnify the Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Security Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent.

         8.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Debtor or Secured Party under this Security Agreement shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

                           Collateral Agent:

                           Swiss Bank Tower
                           10 E. 50th Street, 22nd Floor
                           New York, NY 10022
                           Attn:  Chief Financial Officer
                           Telephone No.: 212-572-8000
                           Telecopier No.: 212-888-8611

                           Debtor:

                           15550 Lightwave Drive
                           Clearwater, FL 33760
                           Attn:  Chief Financial Officer
                           Telephone No.: 813-442-6677
                           Telecopier No.: 813-442-5660

                  (b)      Nonwaiver. No failure or delay on Collateral Agent's
part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.


                  (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Collateral Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                  (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Collateral Agent and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Collateral Agent.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Collateral Agent under this Security Agreement shall be in addition to all rights, powers and remedies given to Collateral Agent by virtue of any applicable law, rule or regulation of any Governmental Authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent's rights hereunder. Debtor waives any right to require Collateral Agent to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Collateral Agent's power.

                  (f) Payments Free of Taxes, Etc. All payments made by Debtor under this Security Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Secured Party Collateral Agent, Debtor shall furnish evidence satisfactory to Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (h) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Collateral Agent in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

                  (i) Headings. Headings in this Security Agreement and each of the other Transaction Documents are for convenience of reference only and are not part of the substance hereof or thereof.

                  (j) Plural Terms. All terms defined in this Security Agreement or any other Transaction Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

                  (k) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules (except to the extent governed by the UCC).

                  (l) Jury Trial. EACH OF DEBTOR AND COLLATERAL AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

         IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.

                            DIGITAL LIGHTWAVE, INC.

                            By:
                               --------------------------------

                            Name:
                                 ------------------------------

                            Title:
                                  -----------------------------

AGREED:

C.E. UNTERBERG, TOBIN
as Collateral Agent



By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

SECURED PARTIES:



AGREED:

--------------------------
(Entity Name)



By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

                                  ATTACHMENT 1
                             TO SECURITY AGREEMENT

All right, title and interest of Debtor now owned or hereafter acquired in and to the following:

All equipment and fixtures (including, without limitation, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

All inventory (including, without limitation, (i) all boards, processors and lasers other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Debtor), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

All accounts, chattel paper, contract rights and rights to the payment of money (collectively, the "Receivables");

All general intangibles, including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, trade names, service marks and other intellectual property rights, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks, and (iv) all goodwill of Debtor;

All deposit accounts, money, certificated securities (but excluding securities of foreign Subsidiaries), uncertificated securities, instruments and documents; and

All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral); provided, however, that the foregoing shall not be construed to include, and the Collateral shall not include, (i) (in each case except to the extent provided in Section 9-318(4) of the UCC) any account, right or intangible arising from any contract or agreement if such inclusion could violate such contract or agreement, or (ii) any accounts receivable subject to sale, assignment or transfer ___ Section 1 of the EAB Permitted Debt Facility.



                                    Att. 1-1

                                  ATTACHMENT 2
                             TO SECURITY AGREEMENT

                                 DEBTOR PROFILE

1. The legal name of the Debtor is and the address of its chief executive office is: Digital Lightwave ______________________________.

2. Debtor was incorporated on _____________, 19__ in the state of _______ ____________________. Since its incorporation Debtor has had the following legal names (other than its current legal name):

                           Date of the Debtor's Name

         Date      Debtor's Name        Prior Name       Date Changed




3.       Debtor does business under the following trade names:

         Trade Name   Is This Name Registered?    Number      Registration Date




4. Since Debtor's incorporation the following companies have been merged into Debtor (provide names, dates and brief description of transactions):




5. The following assets of Debtor were acquired in a bulk sale or another transaction not in the ordinary course of business of the seller (provide description of collateral, date and description of transaction, and name of seller):



                                    Att. 2-1

6.       Debtor has the following places of business:

                               Brief Description

         Address           Owner of Location of Assets and Value




7. Debtor has assets at the following other locations that are not places of business of Debtor:

                               Brief Description

         Address           Owner of Location of Assets and Value







The following locations listed in items 6 and 7 are public warehouses issuing warehouse receipts:




8.       Debtor had the following other locations within the past four months:





                               Brief Description

Address                    Owner of Location of Assets and Value






9. Debtor imports assets from outside the United States through the following ports of entry (list location by state and county):



                                    Att. 2-2

10. The following Persons have possession of inventory of Debtor for the purpose of processing or finishing it:



         Name and Address    Processing Services       Description of inventory




11.      Debtor is qualified to do business in the following states:




12.      Does Debtor regularly receive letters of credit from customers to
         secure payments of sums owed to Debtor? Yes     . No     .
                                                    -----    -----




13.      Debtor holds notes payable from the following persons:

         Name of Obligor                     Amount




14. Does Debtor regularly have accounts receivable due from, or contracts with, the United States government or any agency or department
         thereof? Yes     .  No     .
                     -----     -----

         If yes, indicate the percentage of Debtor's total outstanding accounts receivable that are due from the United States government or such agency or department: _____%

15.      Does Debtor regularly receive advance deposits from customers for
         goods not yet delivered to such customers? Yes     . No     .
                                                       -----    -----
16. Debtor's federal employer identification number is: _________________.



                                    Att. 2-3

17. Debtor's assets are subject to the following security interest of Persons other than the Collateral Agent:

         Assets            Name of Secured Party




18.      The following tax assessments are currently outstanding and unpaid:



         Assessing Authority               Amount and Description




19. Debtor has directly or indirectly guaranteed the following obligations of third parties:

         Secured Party              Amount            Debtor




20. Debtor owns the following material intellectual property rights (including patents, trademarks and copyrights, whether or not registered):




21. The following is a list of all software or other copyrighted material which is licensed to third parties and generates accounts receivable:




22. Debtor has the following subsidiaries (list jurisdiction and date of incorporation, federal employer identification number, type and value of assets):



                                    Att. 2-4

                                   EXHIBIT C

                NEITHER THIS WARRANT NOR THE SHARES OF STOCK
                ISSUABLE UPON EXERCISE HEREOF HAVE BEEN
                REGISTERED UNDER THE SECURITIES ACT OF 1933,
                AS AMENDED. NO SALE, TRANSFER OR OTHER
                DISPOSITION OF THIS WARRANT OR SAID SHARES MAY
                BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION
                IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                Number of Shares Issuable Upon Exercise:


                              WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


                   Expires: 5:00 p.m. (E.S.T.) March 31, 2004


         THIS CERTIFIES THAT, for value received, _____________, a ________________, is entitled to subscribe for and purchase ________ shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Common Stock of Digital Lightwave, Inc., a Delaware corporation (the "Company"), at a price per share of $___ (as adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean March 31, 1999.

         1. Term. This Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to March 31, 2004

         2.       Method of Exercise; Net Issue Exercise.

                  2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the holder hereof at any time prior to its expiration, in whole or in part and from time to time, at the election of the holder hereof, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.

                  2.2 Automatic Exercise. To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Common Stock upon such expiration shall be determined pursuant to Section 2.3
(b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

                  2.3      Right to Convert Warrant into Stock:  Net Issuance.

                           (a)      In addition to and without limiting the
rights of the holder under the terms of this Warrant, at any time prior to its expiration, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                                X = Y ( A - B )
                                          A

Where:            X =      The number of shares of Common Stock to be issued to
                           the holder.

                  Y = The number of shares of Common Stock purchasable under this Warrant subject to the exercise election.

                  A = The fair market value of one share of the Company's Common Stock.

                  B = Exercise Price (as adjusted to the date of such calculations).

                           (b)      For purposes of this Section 2.3, the "fair
market value" per share of the Company's Common Stock shall mean:

                                    (i)     If the Common Stock is traded on a
national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the average of the last reported sale prices of the Common Stock on such exchange or on the National Market System on the last ten (10) trading days (or all such trading days such Common Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System;

                                    (ii)    If the Common Stock is not so
listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten (10) trading days (or all such trading days such Common Stock has been traded if fewer than 10 trading days) before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

                                    (iii)   If the Common Stock is not so
listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be determined in good faith by the Board of Directors of the Company.

                  (c) Notwithstanding the foregoing, in the event that the "fair market value" is determined pursuant to Section 2.3(b)(iii) above, then the Company shall provide the holder of this Warrant with written notice of its determination of "fair market value" within ten (10) days following receipt of the notice of exercise and the holder shall have five (5) days following the date of receipt of such written notice to withdraw its notice of exercise.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock.

         4. Adjustments to Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in Appendix I hereto upon the occurrence of certain events described therein. The provisions of Appendix I are incorporated by reference herein with the same effect as if set forth in full herein.

         5. Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty
(20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

         6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Common Stock on the date of exercise.

         7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

                  (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED. NO
                  SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
                  (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR
                  (III) RECEIPT OF A NO-ACTION LETTER FROM THE
                  SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                  (b) Disposition of Warrant and Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such

Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         8.       Rights as Shareholders; Information.

                  8.1 Shareholder Rights. Except as set forth herein, no holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Common Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

                  8.2 Financial Statements and Information. The Company shall deliver to the registered holder hereof (i) within one hundred (100) days after the end of the fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year and a consolidated statement of income, cash flows and shareholders' equity for such year, which year-end financial reports shall be in reasonable detail and certified by independent public accountants of nationally recognized standing selected by the Company, and (ii) within sixty-five (65) days after the end of each fiscal quarter (other than the last fiscal quarter), unaudited consolidated statements of income and cash flows for such quarter and a consolidated balance sheet as of the end of such quarter, certified by the Company's chief financial officer. In addition, the Company shall deliver to the registered holder hereof any other information or data provided generally to the shareholders of the Company.

         9. Registration Rights The holder of this Warrant (and any transferee pursuant to subsection 7(b) hereof) shall be entitled to registration rights set forth in that certain Registration Rights Agreement, dated as of March 31, 1999 (the "Registration Rights Agreement").

         10. Mergers. The Company agrees to provide the holder of this Warrant with at least thirty (30) days' prior written notice of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of.

         11. Representations and Warranties. This Warrant is issued and delivered on the basis of the following:

                  (a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;

                  (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                  (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, as amended (the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant; and

                  (d) As of the Grant Date, the capitalization of the Company shall be as set forth in the Capitalization Schedule attached hereto as Appendix II, which indicates the following: (i) the authorized capital stock of the Company (including the authorized number of shares of Common Stock); (ii) the number of shares of capital stock that have been issued; (iii) the number of shares for which options have been granted under any employee, officer or director stock ownership plan; and (iv) any other securities that are convertible into or exchangeable for capital stock of the Company or options to purchase or rights to subscribe for capital stock of the Company or such convertible or exchangeable securities, and the number of shares of capital stock of the Company issuable upon any conversion, exchange or exercise of such securities, options or rights. All issued and outstanding shares of the Company's capital stock have duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Appendix II, there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for or understandings relating to the purchase or acquisition from the Company of any securities of the Company.

                  (e) The execution and delivery of this Warrant, the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) are not and will not be inconsistent with the Company's Charter or Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

         13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail.

         15. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Shares shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares in accordance with the Registration Rights Agreement) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

         16. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         17. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         18. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          19. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         20. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Date:  _________, 1999                DIGITAL LIGHTWAVE, INC.,
                                               a Delaware corporation


                                               By
                                                 ------------------------------
    Name:
                                               Title:
                                                     --------------------------

                                   EXHIBIT A

                               NOTICE OF EXERCISE

         To: Digital Lightwave, Inc.

         1.       The undersigned hereby:

         *elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

         *elects to exercise its net issuance rights pursuant to Section 2.3 of the attached Warrant with respect to __________ shares of Common Stock.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                      ----------------------------------------
                                                      (Name)


                                      ----------------------------------------
                                                    (Address)


                                      ----------------------------------------
                                                    (Address)


         ---------------
              (Date)

                                   APPENDIX I

                              ADJUSTMENT PROVISIONS

         1. Capitalized Terms. Capitalized terms used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant, dated as of March __, 1999, to which this Appendix I is attached, if therein defined.

         2. Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Appendix I. The provisions of this Section 3 shall similarly apply to successive reclassifications, changes, mergers and transfers.

         3. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

         4. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

         5. Other Distributions. In the event the Company shall declare a dividend or distribution payable in cash, securities of other persons, evidences of indebtedness issued by the Company or other persons, assets or options or rights not referred to in Sections 2, 3 or 4 of this Appendix I, then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

         6. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

                                                                       EXHIBIT D



                             DIGITAL LIGHTWAVE, INC.

               WARRANTS TO PURCHASE 550,000 SHARES OF COMMON STOCK

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of March __, 1999

C.E. Unterberg, Towbin
----------------------
----------------------

c/o C.E. Unterberg, Towbin
Swiss Bank Tower
10 E. 50th Street, 22nd Floor
New York, NY

Ladies and Gentlemen:

         Digital Lightwave, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) its Warrants to Purchase Common Stock dated as of the date hereof (the "Warrants") pursuant to a Purchase Agreement (as defined herein) as well as pursuant to a fee letter between the Company and C.E. Unterberg, Towbin. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, for the benefit of the Holders (as defined herein) from time to time of the Registrable Securities (as defined herein), as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Common Stock" means the Company's Common Stock, par value $0.001 per share.

         "Commission" means the United States Securities and Exchange
Commission.

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Effectiveness Period" has the meaning set forth in Section 2(b)(i) hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Holder" means any Person that holds a Warrant or shares of Common Stock issuable upon exercise of a Warrant.

         "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of March __, 1999 between the Company and the Purchasers.

         "Purchasers" means you, as the Purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" means all or any portion of the Warrants and the Common Stock issuable upon the exercise of such Warrants by the holders thereof; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Registration Default" has the meaning assigned thereto in Section 7 hereof.

         "Restricted Security" means any Warrant or share of Common Stock issuable upon exercise thereof except any such Warrant or such share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto).

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         2. SHELF REGISTRATION.

              (a) The Company shall cause a Shelf Registration Statement to be filed under the Securities Act promptly following the issuance of the Warrants but in no event later than 180 days after such issuance.

              (b) The Company shall use all reasonable efforts:

                       (i) To have the Shelf Registration Statement declared effective by the Commission as promptly as practicable following the filing thereof;

                       (ii) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders of Registrable Securities for a period of two years from the date it is declared effective, or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to herein as the "Effectiveness Period");

                       (iii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for offers and resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Sections 3(a)(1) or 3(a)(2) hereof; and

         If at any time, the Warrants, pursuant to Section 4 of the Warrant, are exercisable into securities other than shares of Common Stock, the Company shall, or shall cause any successor to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Warrants may then be exerciseable into such securities.

         3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

              (a) (1) The Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities not less than 30 calendar days prior to the time the Company intends in good faith to have the Shelf Registration Statement declared effective. Subject to
Section 3(a)(2) hereof, no Holder of Registrable Securities shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder of Registrable Securities shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that Holders of Registrable Securities shall have at least 30 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

                  (2) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities, as promptly as reasonably practicable, send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement until such Holder has returned a completed and signed Notice and Questionnaire to the Company. Following its receipt of such Notice and Questionnaire, the Company will reasonably promptly include the Registrable Securities covered thereby in the Shelf Registration Statement (if not previously included).

              (b) The Company shall, as promptly as reasonably practicable, take all such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (c) (i) The Company shall, as promptly as reasonably practicable, advise each Holder and shall confirm such advice in writing if so requested by any such Holder:

                      (1) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                      (2) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                       (3) of the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; and

                       (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose.

                 (ii) The Company shall, as promptly as reasonably practicable, advise the Purchasers and each Holder of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

              (d) The Company shall use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

              (e) The Company shall furnish to each Holder, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement. The Company shall use all reasonable efforts to take into account and, if appropriate, reflect in an amendment to the Shelf Registration Statement such comments on the Shelf Registration Statement as initially filed as the Holders and their counsel may reasonably propose.

              (f) The Company shall, during the Effectiveness Period, deliver to each Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(ii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period. The Company shall use all reasonable efforts to take into account and, if appropriate, reflect in a Prospectus supplement or amendment such comments as the Holders and their counsel may reasonably propose.

              (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (a) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(g), or (b) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject.

            (h) Upon the occurrence of any event contemplated by paragraph 3(c)(ii) above, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein be reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, (1) if the Company determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction or other material event affecting the Company or its securities, and the Board of Directors of the Company (or an executive officer of the Company duly authorized for such purpose) shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, and (2) for other periods not to exceed in the aggregate sixty days in any twelve-month period, the Company shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company and its stockholders. If the Holders are notified of the occurrence of any event contemplated by paragraph 3(c)(ii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

            (i) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities (other than Common Stock).

            (j) The Company will use all reasonable efforts to cause the shares of Common Stock issuable upon exercise of the Warrants to be quoted on the Nasdaq National Market or other trading system or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of any Shelf Registration Statement hereunder.

            (k) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and
(C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                (l) The Company shall use all reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Company and reasonably acceptable to the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith.

         5.  INDEMNIFICATION AND CONTRIBUTION.

                (a) Indemnification by the Company. In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless each Holder and each underwriter, selling agent or other securities professional, if any, who facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person, if any, who controls such Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to herein as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) under which such Registrable Securities are registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

              (b) Indemnification by the Holders and Any Agents and Underwriters. Each Holder agrees, as a consequence of the inclusion of any such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, who facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, underwriter, selling agent or other securities professional expressly for use therein and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Notices and Claims. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and, after notice from the indemnifying party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d) Contribution. If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 5(d) were determined by pro rata allocation (even if the Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and any underwriters, selling agents or other securities professionals in this
Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

              (e) Notwithstanding any other provision of this Section 5, in no event shall any Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are registered under the Securities Act.

              (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Holder, underwriter, selling agent or other securities professional under this Section 5 shall be in addition to any liability which any such Holder, underwriter, selling agent or other securities professional shall otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6.   MISCELLANEOUS.

              (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 6(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(a), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

              (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                       (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(b);

                       (2) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

                       (3) if to the Company, initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Purchasers, the Holders or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

              (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

              (d) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (e) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (f) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

              (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

              (h) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                          Very truly yours,

                                          DIGITAL LIGHTWAVE, INC.


                                          By:
                                             ----------------------------------
                                          Name:

                                          Title:

         The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                          C.E. UNTERBERG, TOWBIN


                                          -------------------------------------


                                          -------------------------------------




                                          By:
                                             ----------------------------------
                                          (C.E. Unterberg, Towbin)


                                          On behalf of each of the Purchasers

                [Signature Page to Registration Rights Agreement]

                                   Exhibit A

                            DIGITAL LIGHTWAVE, INC.

          NOTICE OF REGISTRATION STATEMENT AND SELLING SECURITY HOLDER

                                 QUESTIONNAIRE

                                     (DATE)

         Digital Lightwave, Inc. (the "Company") has filed or intends shortly to file with the United States Securities and Exchange Commission (the "Commission") a registration statement on form S-1 (the "Shelf Registration Statement") for the registration and resale under the United States Securities Act of 1933, as amended (the "Securities Act"), of the Company's Warrants to Purchase Common Stock dated March __, 1999 (CUSIP No. 0________) (the "Warrants"), and Common Stock, par value $0.01 per share, of the Company issuable upon exercise thereof, in accordance with the terms of the Registration Rights Agreement dated as of March __, 1999 (the "Registration Rights Agreement") between the Company and the purchasers named therein (the "Purchasers"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 30 days from the Notice Date] (the "Questionnaire Deadline").

         The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Warrants and the Common Stock issuable upon exercise thereof; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Note or share of Common Stock issuable upon exercise thereof except any such Note or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto).

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities held by it and listed below in Item (3) (unless otherwise specified under Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the undersigned Selling Securityholder will be required to deliver to the Company the Notice of Transfer completed and signed set forth in Appendix I to the Notice and Questionnaire.

         The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)      (a)      Full Legal Name of Selling Securityholder:

                  -------------------------------------------------------------

         (b)      Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in (3) Below:

                  -------------------------------------------------------------

 (2)     Address for Notices to Selling Securityholder:

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------


         Telephone:
                  -------------------------------------------------------------

         Fax:
             ------------------------------------------------------------------

         Contact:
                  -------------------------------------------------------------

(3)      Registrable Securities:

         Except as set forth below, the undersigned Selling Securityholder does not hold any Warrants or Common Stock previously issued upon exercise of any Warrant.

         Warrants held (expressed as the number of shares of Common Stock underlying such Warrant):
                                  ---------------------------------------------

         Number of shares of Common Stock held and issued to date upon exercise of any Warrant (if any):
                                 ----------------------------------------------

         Amount of Warrants which the undersigned wishes to be included in the Shelf Registration Statement:
                                      -----------------------------------------

         Number of shares of Common Stock (if any) issued upon exercise of Warrants which are to be included in the Shelf Registration Statement:

         ----------------------------------------------------------------------

(4) Other shares of Common Stock or other Notes of the Company Owned by the Selling Securityholder:
                                -----------------------------------------------

         Except as set forth below, and under Item (3) above, the undersigned Selling Securityholder is not the holder any shares of Common Stock or any other securities of the Company.

         State any exceptions here:

(5)      Relationships with the Company:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealer or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchanges or U.S. inter-dealer quotation system of a registered national securities association on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short position, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through
         (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Self Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Self Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         To the Company:
         Digital Lightwave, Inc.
         15550 Lightwave Drive
         Clearwater, FL 33760
         Attn:  CFO

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities held by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
      -----------------------------

-----------------------------------
Selling Securityholder
(Print/type full legal name of holder of Registrable Securities)

By:
   --------------------------------
Name:
Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE (DEADLINE FOR RESPONSE) TO THE COMPANY AT:

         To the Company:
         Digital Lightwave, Inc.
         15550 Lightwave Drive
         Clearwater, FL 33760
         Attn:  CFO

                                   APPENDIX I

              NOTICE TO TRANSFER PURSUANT TO REGISTRATION STATEMENT

         Digital Lightwave, Inc.
         15550 Lightwave Drive
         Clearwater, FL 33760
         Attn:  CFO

         Re     Digital Lightwave Warrants dated March __, 1999 (the "Warrants")

Dear Sirs:

         Please be advised that _________________________________ has transferred Warrants representing ________ shares of Common Stock or ______ shares of the Company's Common Stock, issued upon exercise of Warrants, pursuant to the Registration Statement Form S-1 (File No. 333-_________) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named holder of the Warrants of Common Stock is named as a selling security holder in the Prospectus dated ____________ or in amendments or supplements thereto, and that the aggregate amount of Warrants or number of Common Stock transferred are [a portion of] the Warrants or Common Stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:
      ------------------------
                                            Very truly yours,

                                            --------------------------------
                                                         (Name)

                                            By:
                                               -----------------------------
                                                   (Authorized Signature)